                                                                    EXHIBIT 10.2


                         SECURITIES PURCHASE AGREEMENT


                          DATED AS OF JANUARY 23, 1998


                                     AMONG


                           GOTHIC ENERGY CORPORATION


                                      AND


                          THE PURCHASERS NAMED HEREIN


                               TABLE OF CONTENTS
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                                       ARTICLE I
                                      Definitions

Section 1.1   Definitions.............................................................     4
Section 1.2   Accounting Terms; Financial Statements..................................     8

                                       ARTICLE II
   Issue of Securities; Purchase and Sale of Securities; Rights of Holders of Securities

Section 2.1   Issue of Securities.....................................................     8
Section 2.2   Purchase and Sale of Securities.........................................     9
Section 2.3   Rights of Holders of Securities.........................................     9

                                      ARTICLE III
                              Representations and Warranties

Section 3.1   Representations and Warranties of the Company...........................    10
Section 3.2   Representations and Warranties of the Purchasers........................    17

                                       ARTICLE IV
                             Conditions Precedent to Closing

Section 4.1   Conditions Precedent to Obligations of the Purchasers...................    18
Section 4.2   Conditions Precedent to Obligations of the Company......................    20

                                       ARTICLE V
                                       Covenants

Section 5.1   Furnishing of Information...............................................    21
Section 5.2   Use of Proceeds.........................................................    21
Section 5.3   Treatment of Dividends for Income Tax Purposes..........................    21
Section 5.4   Board Representation....................................................    22
Section 5.5   Issuance of Additional Warrants.........................................    22
Section 5.6   Preferred Stock.........................................................    22
Section 5.7   Tax Matters.............................................................    22

                               TABLE OF CONTENTS

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                                       ARTICLE VI
                                          Fees

Section 6.1   Delay Fees..............................................................    23
Section 6.2   Commitment Fees.........................................................    23

                                      ARTICLE VII
                                       Indemnity

Section 7.1   Indemnity...............................................................    24
Section 7.2   Contribution............................................................    26
Section 7.3   Registration Rights Agreement...........................................    26

                                      ARTICLE VIII
                                      Miscellaneous

Section 8.1   Home Office Payment.....................................................    26
Section 8.2   Survival of Provisions..................................................    27
Section 8.3   Termination.............................................................    27
Section 8.4   No Waiver; Modifications in Writing.....................................    27
Section 8.5   [Reserved]..............................................................    28
Section 8.6   Communications..........................................................    28
Section 8.7   Costs, Expenses and Taxes...............................................    28
Section 8.9   Execution in Counterparts...............................................    29
Section 8.10  Binding Effect; Assignment..............................................    29
Section 8.11  Governing Law...........................................................    29
Section 8.12  Severability of Provisions..............................................    29
Section 8.13  Headings................................................................    29

Signature Page........................................................................    30

Schedule 3.1(d)(A)  Subsidiaries
Schedule 3.1(d)(B)  Options, Warrants, Convertible Securities, etc.

Exhibit 1 Certificate of Designation
Exhibit 2 Form of Preferred Stock Registration Rights Agreement
Exhibit 3 Form of Common Stock Warrant Agreement
Exhibit 4 Form of Common Stock Registration Rights Agreement
Exhibit 5 Form of Opinion of Company Counsel

    Securities Purchase Agreement, dated as January 23, 1998 (this "Agreement"), among Gothic Energy Corporation, an Oklahoma corporation (the "Company"), and the purchasers named on the signature pages hereto (each a "Purchaser" and, collectively, the "Purchasers").

    In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                  Definitions

    Section 1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

    "Act" means the Securities Act of 1933, as amended, and the rules and
     ---
regulations of the Commission thereunder.

    "Additional Warrant Shares" has the meeting provided therefor in Section 2.1
     -------------------------
of this Agreement.

    "Additional Warrants" has the meaning provided therefor in Section 2.1 of
     -------------------
this Agreement.

    "Affiliate" of any specified Person means any other Person which directly or
     ---------
indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms controlling, "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that, beneficial ownership of at least 10% of the
           --------  -------
voting securities of a Person shall be deemed to be control.

    "Agreement" means this Agreement, as the same may be amended, supplemented
     ---------
or modified in accordance with the terms hereof and in effect.

    "Basic Documents" means, collectively, the Certificate of Designation, the
     ---------------
Preferred Stock, the Preferred Stock Registration Rights Agreement, the Common Stock Registration Rights Agreement, the Common Stock Warrant Agreement, the Common Stock Warrants and this Agreement.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday
      ------------
which is not a day on which banking institutions in the City of New York are authorized or obligated by law to close.

     "Certificate of Designation" means the Certificate of Designation duly
      --------------------------
adopted by the Board of Directors of the Company setting forth the rights, preferences and priorities of the Preferred Stock and filed with, and accepted for filing, so as to be effective, by the Secretary of the State of Oklahoma prior to the Closing hereunder and which is in the form of Exhibit 1 hereto.

     "Closing" has the meaning provided therefor in Section 2.2 of this
      -------
Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Commission" means the Securities and Exchange Commission or any similar
      ----------
agency then having jurisdiction to enforce the Act.

     "Common Stock" means the Common Stock of the Company,  $.01 par value per
      ------------
share.

     "Common Stock Registration Rights Agreement" means the Common Stock
      ------------------------------------------
Registration Rights Agreement substantially in the form of Exhibit 4 hereto.

     "Common Stock Warrant Agent" has the meaning provided therefor in the
      --------------------------
Common Stock Warrant Agreement.

     "Common Stock Warrant Agreement" means Warrant Agreement under which the
      ------------------------------
Common Stock Warrants will be issued, substantially in the form of Exhibit 3 hereto.

     "Common Stock Warrants" means the warrants to purchase shares of Common
      ---------------------
Stock of the Company.

     "Company" has the meaning provided therefor in the introductory paragraph
      -------
of this Agreement.

     "Default" means any event, act or condition which, with notice or lapse of
      -------
time or both, would constitute an Event of Default.

     "ERISA" has the meaning provided therefor in Section 3.1 of this Agreement.
      -----

     "Event of Default" means any event defined as an Event of Default in the
      ----------------
Indenture.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the Commission thereunder.

     "Exchange Act Filings" means the Company's filings on Form 10-KSB for the
      --------------------
year ended December 31, 1996 and the Form 10-QSB for the quarter ended September 30, 1997 in each case filed under the Exchange Act.

     "Indemnified Parties" has the meaning provided therefor in Section 7.1(b)
      -------------------
of this Agreement.

     "Indemnifying Parties" has the meaning provided therefor in Section 7.1(b)
      --------------------
of this Agreement.

     "Indenture" means the indenture under which the Notes  were issued.
      ---------

     "Information" shall have the meaning set forth in Section 2.1 of this
      -----------
Agreement.

     "Lien" means, with respect to any property or assets of any Person, any
      ----
mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential, arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation (as defined in the Indenture), conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Material Adverse Effect" means, with respect to the Company and its
      -----------------------
Subsidiaries, a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole; provided that, with respect to the Company,
                                -------- ----
"Material Adverse Effect" shall also mean. a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any of the other Basic Documents.

     "Memorandum" means the Gothic Energy Corporation Confidential Private
      ----------
Placement Memorandum dated January 20,1998.

     "Notes" means the existing 12 1/4% Senior Notes Due 2004 of the Company.
      -----

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization or other legal entity.

     "Preferred Stock" means the Senior Redeemable Preferred Stock, Series A, of
      ---------------
the Company, $.05 par value.

     "Preferred Stock Registration Rights Agreement" means the Registration
      ---------------------------------------------
Rights Agreement relating to the Preferred Stock, substantially in the form of
Exhibit 2 hereto.

     "Proceeding" has the meaning provided therefor in Section 7.1(b) of this
      ----------
Agreement.

     "Purchaser" has the meaning provided therefor in the introductory paragraph
      ---------
of this Agreement.

     "Securities" has the meaning provided therefor in Section 2.1 of this
      ----------
Agreement.

     "State" means each of the states of the United States, the District of
      -----
Columbia and the Commonwealth of Puerto Rico.

     "State Commission" means any agency of any State having jurisdiction to
      ----------------
enforce such State's securities laws.

     "Subsidiaries" means of any specified Person, any corporation, partnership,
      ------------
joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (iii) in the case of a partnership, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with generally accepted accounting principles such entity is consolidated with the first-named Person for financial statement purposes.

     "Taxes" has the meaning provided therefor in Section 3.1(t) of this
      -----
Agreement'.

     "Time of Purchase" has the meaning provided therefor in Section 2.2 of this
      ----------------
Agreement.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended,
      -------------------
and the rules and regulations of the Commission thereunder.

     "Warrant Shares" has the meaning provided therefor in Section 2.1 of this
      --------------
Agreement.

     Section 1.2. Accounting Terms; Financial Statements.  All accounting terms
                  --------------------------------------
used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice, shall mean such accounting practice as, in the opinion of the independent accountants regularly retained by the Company, conforms at the time to generally accepted accounting principles in the `United States applied on a consistent basis except for changes with which such accountants concur. All determinations to which accounting principles apply shall be made in accordance with sound accounting practice.

                                   ARTICLE II

                   ISSUE OF SECURITIES; PURCHASE AND SALE OF
                  SECURITIES; RIGHTS OF HOLDERS OF SECURITIES
                  -------------------------------------------

     Section 2.1. Issue of Securities.  The Company has authorized the issuance
                  -------------------
of up to $45,000,000 aggregate liquidation value of the Preferred Stock together with detachable Common Stock Warrants to purchase shares of Common Stock constituting up to 50.00% of the Company's fully diluted Common Stock (the shares of Common Stock issuable upon exercise of the Common Stock Warrants are referred to herein as the "Warrant Shares") The Preferred Stock will have the rights and preferences set forth in the Certificate of Designation. The aggregate liquidation value of the Preferred Stock will increase to the extent of accrued dividends paid in additional shares of Preferred Stock. At the Closing the Company will issue to the Purchasers up to 1,430,000 Common Stock Warrants, exercisable at the lesser of (a) $2.75 per share or (b) the average closing price for the Common Stock during the five Business Days prior to such exercise (to be reset to a nominal amount in the event Preferred Stock remains outstanding on March 31, 1998). Each Common Stock Warrant will be substantially in the form as set out as Exhibit A to the Common Stock Warrant Agreement. Additional Warrants ("Additional Warrants") may be issued and exercisable at a nominal price for additional Warrant Shares ("Additional Warrant Shares") if the Preferred Stock is outstanding on March 31, 1998 on the terms and conditions set forth in Section 5.5 hereof. The Preferred Stock, the Common Stock Warrants and the Warrant Shares are referred to herein collectively as the "Securities."

     For purposes of the Code and the related Treasury regulations, the Purchasers of the Preferred Stock agree with the Company that the issue price will be allocated to the Preferred Stock to the extent of $974.58 and to the Common Stock Warrants to the extent of $25.42 per $1,000 aggregate liquidation value of the Preferred Stock and that there is a reasonable basis for such allocation.

     The Securities, the Additional Warrants and the Additional Warrant Shares will be offered without being registered under the Act, in reliance on exemptions therefrom, including the exemption provided by Section 4(2) of the Act.

     In connection with the sale of the Securities, the Company has provided the Purchasers with certain information including the Memorandum, the Exchange Act Filings and a summary of the terms of the Preferred Stock (the "Information.")

     Section 2.2. Purchase and Sale of Securities.  Subject to the terms and
                  -------------------------------
conditions herein set forth, the Company agrees that it will sell to each Purchaser, and each Purchaser agrees that it will purchase, severally and not jointly, from the Company at the Time of Purchase, the aggregate liquidation value of Preferred Stock and the number of Common Stock Warrants set forth next to such Purchaser's name on the signature pages hereto.

         The Securities shall have the terms set forth herein, in the Certificate of Designation and the Common Stock Warrant Agreement, respectively.

     The purchase and sale of $37,000,000 liquidation value of Preferred Stock and Common Stock Warrants pursuant to this Agreement will take place at a closing (the "Closing") at the offices of the Company, or at such other location as the parties may agree, at 10:00 A.M., New York time, on January 23, 1998. The time at which the Closing is concluded is referred to herein. as the "Time of Purchase."

     Delivery of the Securities to be purchased by the Purchasers pursuant to this Agreement shall be made at the Closing by the Company (A)(i) delivering global certificates representing the Securities to The Depository Trust Company ("DTC") or its agent and (ii) causing the DTC participant account designated by each Purchaser to be credited with the Securities purchased by such Purchaser or
(B) delivering definitive certificates representing the Securities to such Purchaser, in either case, against payment therefor in immediately available same day funds to an account previously specified by the Company in writing.

         The Company will bear all expenses of shipping the Securities (including, without limitation, insurance expenses) from New York City to such other places within the United States of America or Canada as the Purchasers shall specify. Any tax on the issuance of the Securities ,will be paid by the Company at the Time of Purchase pursuant to Section 8.7.

     Section 2.3. Rights of Holders of Securities.  The holders of the
                  -------------------------------
Securities shall have such rights with respect to the registration thereof under the Act as are set forth in the Preferred Stock Registration Rights Agreement and the Common Stock Registration Rights Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section 3.1. Representations and Warranties of the Company .  The Company
                  ---------------------------------------------
represents and warrants to the Purchasers as follows:

     (a) The Information provided to the Purchasers will not, at the Time of Purchase, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) The audited consolidated financial statements of the Company and its Subsidiaries, together with related notes and schedules thereto, included in the Exchange Act Filings fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the dates indicated and the results of operations and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except. as otherwise stated therein); and any pro forma financial statements and the related notes thereto included in the Memorandum or the Exchange Act Filings have been prepared using reasonable assumptions and in accordance with the applicable requirements of the Act and include all adjustments necessary to present fairly in all material respects the pro forma financial information included in the Exchange Act Filings as at the respective dates and for the respective periods indicated. Coopers & Lybrand, which reported upon the audited financial statements and schedules included in the Exchange Act Filings, is an independent public accounting firm as required by the Act and the rules and regulations thereunder.

     (c) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. Each of the Company's Subsidiaries is a corporation duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation, and is authorized to do business, in each jurisdiction in which the ownership or leasing of any property or the nature of its business makes such qualification necessary and in which the failure so to qualify would have a Material Adverse Effect.

     (d) All of the issued and outstanding shares of capital stock of the Company and its Subsidiaries are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The Company has no Subsidiaries other than those 1isted on Schedule 3.1(d)(A). All
                                                       -----------------
of the capital stock of the Company's subsidiaries is owned by the

Company, free and clear of any Liens. Except as described on Schedule 3.1(d)
                                                             ---------------
(B), there are no outstanding subscriptions, options, warrants, rights,
---
convertible securities or other binding agreements or commitments of any character obligating the Company or its Subsidiaries to issue any securities other than the Common Stock Warrants and the Additional Warrants. Except as described in the Information, no Person other than the Purchasers have any rights to the registration of capital stock or other securities of the Company, under the Act or otherwise. Except as disclosed in the Information, there is no agreement, understanding or arrangement among the Company or its Subsidiaries and its respective stockholders or any other person relating to the ownership or disposition of any capital stock in the Company or any of its Subsidiaries, the election of directors of the Company or any of its Subsidiaries or the governance of the Company's or any such Subsidiary's affairs; and no such agreements, arrangements or understandings will be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement or the other Basic Documents. The Company has reserved for issuance upon exercise of the Common Stock Warrants and the Additional Warrants, as the case may be, shares of Common Stock sufficient in number for exercise of all of the Common Stock Warrants and the Additional Warrants, as the case may be, at the initial exercise price, and the Warrant Shares and Additional Warrant Shares will, upon issuance, be fully paid, nonassessable and free of preemptive rights and will not be subject to any restrictions on the transfer thereof except for such restrictions set forth herein and in the Warrant Agreement and under the Act.

      (e) The Certificate of Designation has been duly authorized by the Company, its board of directors and all required stockholder action and when executed and delivered by the Company and filed with the Secretary of State of the State of Oklahoma will constitute a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generality and general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Restated Certificate of Incorporation of the Company, by virtue of the Certificate of Designation, sets forth the rights, preferences and priorities of the Preferred stock.

      (f) The Common Stock Warrant Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Common Stock Warrant Agent (as defined in the Common Stock Warrant Agreement)), will constitute a valid and legally binding agreement of the Company, enforceable against it in accordance with its terns, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors, rights and remedies generally and (ii) general equitable principles, whether asserted in any action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

     (g) Each of this Agreement and the Preferred Stock Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Purchasers), will constitute a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

     (h) The Common Stock Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Purchasers), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

      (i) The Common Stock Warrants and the Additional Warrants, as the case may be, have each been duly authorized by the Company and, when the Common Stock Warrants and the Additional Warrants, as the case may be, are executed by the Company and countersigned by the Common Stock Warrant Agent in accordance with the provisions of the Common Stock Warrant Agreement and issued by the Company to the Purchasers in accordance with the terms of this Agreement, the Common Stock Warrants and the Additional Warrants, as the case may be, will be entitled to the benefits of the Common Stock Warrant Agreement and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors, rights and remedies generally and (ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

     (j) The Company has all requisite corporate power and authority to (i) execute, deliver and perform its obligations under this Agreement and each of the other Basic Documents, (ii) execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by the Company pursuant to or in connection with this Agreement and each of the other Basic Documents and (iii) issue the Securities, the Additional Warrants and the Additional Warrant Shares pursuant hereto in the manner and for the purpose contemplated by this Agreement. The execution and delivery by the Company of this Agreement and each of the other Basic Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company.

     (k) Except as set forth in the Memorandum, subsequent to the date as of which information is given in the Exchange Act Filings and immediately prior to the Time of Purchase, there has not been (i) any event or condition that has had or that would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, (ii) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, taken as a whole, or any dividend or distribution of any kind declared, paid or made by the Company on its Common Stock that has not been approved by the Purchasers in writing.

     (l) There is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the best knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or would be a party or of which the properties of the Company or its Subsidiaries are or may be subject, that (i) seeks to restrain, enjoin, prevent the consummation- of or otherwise challenge the issuance and sale of the Securities by the Company or any of the other transactions contemplated hereby, (ii) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions or (iii) would have a Material Adverse Effect.

     (m) The execution, delivery and performance by the Company of this Agreement and the other Basic Documents, and the issuance and sale by the Company of the Securities, the Additional Warrants and the Additional Warrant Shares and the execution, delivery and performance by the Company of all other agreements and instruments to be executed and delivered by the Company pursuant hereto or thereto or in connection herewith or therewith, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not
(i) violate any provision of any law, rule or regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, decree, determination or award presently in effect or in effect at the Time of Purchase having applicability to the Company or any of its Subsidiaries, (ii) conflict with or result in a breach of or constitute a default under the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, or, as of the Time of Purchase, any indenture or loan or credit agreement, or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties may be bound or affected, or except as contemplated by this Agreement and the other

Basic Documents, result in, or require the creation or imposition of, any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Company or any of the Subsidiaries, except, in the case of (i), (ii) or
(iii), where such violation, conflict, default or creation or imposition of any Lien would not (individually or in the aggregate) have a material Adverse Effect.

     (n) Each agreement or instrument executed and delivered by the Company in connection with this Agreement (other than the Securities and the other Basic Documents) has been duly and validly authorized, executed and delivered by the Company and constitutes or will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors, rights and remedies generally and
(ii) general equitable principles, whether asserted in an action at law or in equity, and that such enforceability may be subject to the discretion of the court before which any proceedings therefor may be brought.

     (o) Immediately after giving effect to the consummation of the transactions contemplated by this Agreement, neither the Company nor any of its Subsidiaries
(i) will be in violation of its respective certificate of incorporation or by-laws, (ii) will be in default (nor will an event occur which with notice or passage of time or both would constitute such a default) under or in violation of any indenture or 1oan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, will be in violation of any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters or (iv) will have violated or be in violation of any such statute, rule or regulation of any governmental authority, which default or violation (individually or in the aggregate) would (x) affect the legality, validity or enforceability of this Agreement or any of the other Basic Documents or (y) have a Material Adverse Effect.

     (p) No authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange is required (other than any filing seeking consent which may be, under certain circumstances, required upon the exercise of the Warrants) in connection with the execution, delivery or performance by the Company or any of its Subsidiaries (to the extent they are a party thereto) of this Agreement or any of the other Basic Documents, except (i) as may be required under state securities or "blue sky" laws or the laws of any foreign jurisdiction in connection with the offer and sale of the Securities, the Additional Warrants or the Additional Warrant Shares or (ii) as would not (individually or in the aggregate) have a Material Adverse Effect. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which are required to have been obtained or made as of the Time of Purchase have been obtained or made, as the case may be, and are in full force and effect and not the subject of any pending or, to the knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

      (q) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the Company will not be immediately after the Time of Purchase an "investment company" within the meaning or such Act,

      (r) The execution and delivery of this Agreement and the other Basic Documents and the sale of the Securities, the Additional Warrants and the Additional Warrant Shares to the Purchasers will not involve any non-exempt prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code on the part of the Company or any of its Subsidiaries. The preceding representation is made in reliance upon, and subject to the accuracy of, the representation made in Section 3.2(b) as to the Purchasers. The Company does not and, at and as of the Time of Purchase, the Company will not reasonably expect to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to ERISA and which is required to be funded, to which the Company makes or ever has made a contribution and in which any employee of the Company is or has ever been a Participant with respect to such plans, the Company is and, at and as of the Time of Purchase, the Company will be in compliance in all material respects with all applicable provisions of ERISA.

      (s) The Company and each of its Subsidiaries have good and valid title to, or valid and enforceable leasehold interests in, all properties and assets identified in the Memorandum or the Exchange Act Filings as owned by each of them which are material to the business of the Company and its subsidiaries, taken as a whole, free and clear of all Liens, except (i) such "Liens as are described in the Memorandum or the Exchange Act Filings or (ii) Liens created in the ordinary course of business which are Permitted Liens (as defined in the Indenture). All of the leases material to the business of the Company and the Subsidiaries, taken as a whole, and under which the Company or any Subsidiary holds properties described in the Memorandum or the Exchange Act Filings, are valid and binding as leased by them, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and its Subsidiaries.

     (t) All tax returns required to be filed by the Company or any of its Subsidiaries in any jurisdiction (including foreign jurisdictions) have been so filed and all taxes, assessments, fees and other charges including, without limitation, withholding taxes, penalties, and interest

("Taxes") due or claimed to be due have been paid, other than those Taxes being contested in good faith and those Taxes for which adequate reserves or accruals have been established in accordance with generally accepted accounting principles, except where the failure to file such returns or to pay such Taxes is not reasonably likely to have, singly or in the aggregate, a Material Adverse Effect. The Company knows of no actual or proposed additional tax assessments for any fiscal period against the Company or any of its Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect.

     (u) The Company and its Subsidiaries are the sole and exclusive owners or licensees of all trade names, unregistered trademarks and service marks, brand names, patents, registered and unregistered copyrights, registered trademarks and service marks, and all applications for any of the foregoing, and all permits, grants and licenses or other rights with respect thereto, the absence of which would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has been charged with any material infringement of any intangible property of the character described above or been notified or advised of any material claim of any other Person relating to any of the intangible property which infringements or claims (individually or in the aggregate) would have a Material Adverse Effect.

     (v) The Company and its Subsidiaries comply with all laws, rules and regulations applicable to the Company, and each such Subsidiary, and the Company and its Subsidiaries own or possess and are operating in compliance in all material respects with the terms, provisions, conditions, restrictions and limitations contained in all licenses, franchises, approvals, certificates and permits. from all Federal, state, territorial, foreign and local governmental and regulatory authorities which are necessary to own or lease their respective properties and assets and to the conduct of their respective businesses, except where the failure to comply with any of the foregoing would not have a Material Adverse Effect. There are no citations or notices of forfeiture or other proceedings pending or, to the best knowledge of the Company, threatened or any basis therefor, which would lead to the revocation, termination, suspension or non-renewal of any such license, franchise, approval, certificate or permit the result of which would have a Material Adverse Effect. There are no restrictions or limitations contained in any applicable license, franchise, approval certificate or permit, or, to the best knowledge of the Company, threatened or proposed in any pending or contemplated hearing, proceeding or procedure, that would have a Material Adverse Effect.

     (w) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Preferred Stock or the Common Stock Warrants or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

      (x) Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2 hereof and the due performance by the Purchasers of the covenants and agreements set forth in Section 3.2 hereof, the sale of the Securities to the Purchasers in the manner contemplated by this Agreement does not require registration under the Act.

         Section 3.2.  Representations and Warranties of the Purchasers. (a)
                       ------------------------------------------------
Each Purchaser represents and warrants to, and covenants and agrees with, the Company that: (1) the Securities, any Additional Warrants and any Additional Warrant Shares to be acquired by it hereunder are being acquired for its own account or an account with respect to which it exercises sole investment discretion and it or any such account is a qualified institutional buyer" as defined in Rule 144A of the Act ("QIB") or an "Accredited Investor" as defined under Regulation D under the Act and has no intention of distributing or reselling such Securities, Additional Warrants or Additional Warrant Shares or any part thereof in any transaction which would be in violation of the securities laws of the United States of America or any state; (2) it acknowledges that the Securities, Additional Warrants and Additional Warrant Shares have not been or will not be registered under the Act and that none of the Securities, Additional Warrants or Additional Warrant Shares may be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as set forth below; (3) it shall not resell, or otherwise transfer any of such Securities, Additional Warrants or Additional Warrant Shares within two years after the original issuance of the Securities, Additional Warrants or Additional Warrant Shares except (A) to the Company or any of its Subsidiaries, (B) inside the United States to a QIB in compliance with Rule 144A, (C) inside the United States to an "Accredited Investor" that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Company and/or the Common Stock Warrant Agent a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities, (D) outside the United States in compliance with Rule 904 under the Act, (E) pursuant to any other exemption from registration provided under the Act (if available) including Rule 144 thereunder or (F) pursuant to an effective registration statement under the Act, and (4) it will gave to each person to whom it transfers the Securities, Additional Warrants or

Additional Warrant Shares, as the case may be, notice of any restrictions on transfer of such Securities, Additional Warrants or Additional Warrant Shares, as the case may be; and subject, nevertheless, to the disposition of such Purchaser's property being at all times within its control. If any Purchaser should in the future decide to dispose of any of the Securities, Additional Warrants or Additional Warrant Shares, as the case may be, such Purchaser understands and agrees that it may do so only in compliance with the Act, as then in effect, and that stop-transfer instructions to that effect will be in effect with respect to the Securities, Additional Warrants and the Additional Warrant Shares. If any Purchaser should decide to transfer or otherwise dispose of the Securities, Additional Warrants or Additional Warrant Shares, as the case may be, such Purchaser shall comply with the requirements set forth in the relevant Basic Documents. Each Purchaser agrees to the imprinting, so long as required by the terms of the relevant Basic Document, of the applicable legends contained in the Common Stock Warrant Agreement on each certificate representing Common Stock Warrants, Warrant Shares, Additional Warrants or Additional Warrant Shares.

           (b) If the Purchaser is an insurance company it also represents that no part of the funds to be used to Purchase the securities to be purchased by it constitutes or is deemed to constitute assets from an employee benefit plan (as such term is defined below). If the Purchaser is not an insurance company it also represents that no part of the funds to be used to Purchase the Securities to be purchased by the Purchaser constitutes assets of any employee
                                                    --
benefit plan, except as otherwise disclosed in writing to the Company on or prior to the Closing Date. As used in this Section 3.2(b), the term "employee benefit plan" shall have the meaning assigned to such term in Section 3 of ERISA.

           (c) The Purchaser also represents and warrants to the Company that
(i) it has received and reviewed the Information; (ii) it has authorized the purchase of the Securities; and (iii) the purchase of Securities does not violate its charter, by-laws, or other organizational documents or any law or regulation to which it is subject.


                                   ARTICLE IV

                        CONDITIONS PRECEDENT TO CLOSING
                        -------------------------------

          Section 4.1. Conditions Precedent to Obligations of the Purchaser  The
                       -----------------------------------------------------
obligation of each Purchaser to purchase the Securities to be purchased by it hereunder is subject, at the Time of Purchase, to the satisfaction of the Following conditions:

           (a) The Purchasers shall have received an opinion, addressed to them in form and substance reasonably satisfactory to the Purchasers and dated the Time of Purchase, of William S. Clarke, P.A., counsel to the Company, substantially in the form of Exhibit 5 hereto.

      In rendering such opinion in accordance with Sections 4.1(a), such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Company and representations of the Purchasers and by government officials, and upon such other documents as such counsel deems appropriate as a basis for its opinion. Such counsel may specify the jurisdictions in which it is admitted to practice and that it is not admitted to practice in any other jurisdiction and is not an expert in the law of any other jurisdiction to the extent such opinion concerns the laws of any other such jurisdiction such counsel may rely upon the opinion of counsel (reasonably satisfactory to the Purchasers) admitted to practice in such jurisdiction. Any opinion relied upon by such counsel as aforesaid shall be delivered to the Purchasers together with the opinion of such counsel, which opinion shall state that such counsel believes that it and the Purchasers' reliance thereon is justified.

      (c) The representations and warranties made by the Company herein shall be true and correct in all material respects (except for changes expressly provided for in this Agreement) on and as of the Time of Purchase, with the same effect as though such representations and warranties had been made on and as of the Time of Purchase, and the Company shall have complied in all material respects with all agreements as set forth in or contemplated hereunder and in the other Basic Documents required to be performed by it at or prior to the Time of Purchase.

      (d) Except as set forth in the Memorandum, subsequent to the date of the Exchange Act Filings, (i) there shall not have been any change, or any development involving a prospective change, which has affected or may affect materially and adversely the businesses, properties or prospects or the financial condition or the results of operations of the Company and its Subsidiaries, taken as a whole; and (ii) the Company and its Subsidiaries shall have conducted their respective businesses only in the ordinary course.

     (e) At the Time of Purchase and after giving effect to the consummation of the transactions contemplated by this Agreement and the other Basic Documents, there shall exist no Default or Event of Default.

     (f) As to each Purchaser, the purchase of and payment for the Securities, the Additional Warrants and the Additional Warrant Shares by such Purchaser hereunder or under the Warrant Agreement (i) shall not be prohibited or enjoined (temporarily or permanently by any applicable law or governmental regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of such Federal Reserve System), (ii) shall not subject such Purchaser to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation (provided, however, that such regulation, law or onerous condition was not in effect at the date of this Agreement), and (iii) shall be permitted by the laws and regulations of the jurisdictions to which it is subject.

     (g) At the Time of Purchase, the Purchasers shall have received a certificate, dated the Time of Purchase, from the Company stating that the conditions specified in sections 4.1(c), (d) and (e) have been satisfied or duly waived at the Time of Purchase.

     (h) Each of the Basic Documents shall be substantially in the form attached hereto and the Basic Documents shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect.

     (i) The Time of Purchase shall not be later than 5:00 P.M., New York City time, on January 23, 1998, subject to extension if the Purchasers agree to extend the Time of Purchase upon request to do so by the Company.

     (j) All proceedings taken in connection with the issuance of the Securities, the Additional Warrants and the Additional Warrant Shares and the transactions contemplated by this Agreement and the other Basic Documents and all documents and papers relating thereto shall be reasonably satisfactory to the Purchasers. The Purchasers shall have received copies of such papers and documents an they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

     (k) All costs and any delay fees due and owing and expenses (including, without limitation, legal fees and expenses) required to be paid to or on behalf of the Purchasers on or prior to the Time of Purchase pursuant to this Agreement shall have been paid.

     (1) The Certificate of Designation shall have been duly filed with the Secretary of State of the State of Oklahoma.

     (m) On or before the Time of Purchase, the Purchasers shall have received such further documents, opinions, certificates and schedules or other instrument relating to the business, corporate, legal and financial affairs of the Company and its Subsidiaries as they may reasonably request.

     Section 4.2. Conditions Precedent to Obligations of the Company.  The
                  --------------------------------------------------
obligations of the Company to issue and sell the securities, the Additional Warrants and the Additional Warrant Shares pursuant to this Agreement are subject, at the Time of Purchase, to the satisfaction of the following conditions

          (a) The representations and warranties made by the Purchasers herein shall be true and correct in all material respects at and as of the Time of Purchase, with the same effect as though such representations and warranties had been made on and as of the Time of Purchase.

          (b) The issuance or sale of the Securities, the Additional Warrants and the Additional Warrant Shares by the Company shall not be enjoined under the laws of any jurisdiction to which the Company is subject (temporarily or permanently) at the Time of Purchase.

          (c) Each of the Basic Documents shall be satisfactory in form and substance to the Company and shall have been executed and delivered by all respective parties thereto and shall be in full force and effect and counsel to the Company shall have received a copy of each of such documents duly executed by such parties.

                                   ARTICLE V

                                   COVENANTS
                                   ---------

     Section 5.1. Furnishing of Information. The Company will furnish to each
                  -------------------------
Purchaser, as long as such Purchaser owns any Preferred Stock or Common Stock Warrants, the information required by the Certificate of Designation or the Common Stock Warrant Agreement, as the came may be.

     Section 5.2. Use of Proceeds.  The Company wi11 use the proceeds from the
                  ---------------
issuance and sale of the Securities, together with borrowings under the Company's bank credit facility, to consummate the Amoco Acquisition (as defined in the Memorandum) and to pay fees and expenses related thereto, and to the issuance of the Securities.

     Section 5.3. Treatment of Dividends for Income Tax Purposes. The Company
                  ----------------------------------------------
covenants and agrees for the benefit of the Purchasers of Preferred Stock and for the benefit of each subsequent holder of Preferred Stock that the Company
(i) will not claim as an expense reducing taxable income any dividends paid on the Preferred Stock in any federal income tax return, claim for refund, or other statement, report or submission, except to the extent that there may be no reasonable basis in law to do otherwise; and (ii) will make any election (or take any other action) which may become necessary to comply with clause (i). At the reasonable request of any Purchaser or subsequent holder of Preferred Stock (and at the expense of such Purchaser or subsequent holder), the Company will join in the submission to the Internal Revenue Service of a request for a ruling that the dividends paid on the Preferred Stock will be eligible for the dividends received deduction under Section 243(a)(1) of the Code. In addition, the Company will cooperate with any Purchaser or subsequent holder of Preferred Stock in any litigation, appeal, or other proceeding relating to the eligibility for the dividends received deduction under Section 243(a)(1) of the Code of any dividends (within the meaning of Section 316(a) of the Code) paid on the Preferred Stock, provided that such Purchaser or subsequent holder shall reimburse the Company for its reasonable out-of-pocket expenses in connection with such proceeding. To the extent possible, the principles of this Section 5.3 shall also apply with respect to state and local taxes. The Company will use its best efforts to ensure that distributions made with respect to the Preferred Stock are treated as dividends within the meaning of Section 316(a) of the Code consistent with the operations of its business in the ordinary course and with the accounting method and principles then in use. The obligations of the Company hereunder shall survive the payment, redemption or exchange of the Preferred Stock, the transfer of the Preferred Stock, and the termination of this Agreement or any of the other Basic Documents.

          Section 5.4. Board Representation. If the Preferred Stock continues to
                       ---------------------
be outstanding on and after September 30, 1998, holders of the Preferred Stock shall be entitled to elect members to the Board of Directors as provided in the Certificate of Designation.

          Section 5.5. Issuance of Additional Warrants. If the Preferred Stock
                       -------------------------------
continues to be outstanding on the dates set forth below, the Company will issue on such dates Additional Warrants (identical to the Common Stock Warrants) under the Common Stock Warrant Agreement exercisable for Additional Warrant Shares so that, cumulatively, the Common Stock Warrants and the Additional Warrants wil1 be exercisable for the percentage of the Company's fully diluted equity set forth below:

          March 31, 1998            10.0%
          June 30, 1998             20.0%
          September 30, 1998        30.0%
          December 31, 1998         40.0%
          March 31, 1999            50.0%

All Additional Warrants will be issued on a pro rata basis to the holders of outstanding Preferred Stock based on the liquidation value of the Preferred Stock held by each such holder. In no event shall Additional Warrants be issued which will be exercisable for Warrant Shares constituting more than 50% of the Company's fully diluted Common Stock (including the Common Stock Warrants to be issued to the Purchasers at the Time of Purchase).

          Section 5.6. Preferred Stock.  To the extent reasonably permitted by
                       ---------------
applicable law the Company will treat the Preferred Stock as "stock" for the purposes of the Code.

          Section 5.7. Tax Matters. (a) The Company will make applicable
                       -----------
information return filings with respect to the Securities with the Internal Revenue Service and other governmental authorities, and will provide relevant taxpayer copies to the holder of such Securities.

          (b) The Company will for federal income tax purposes withhold 31% (or such other rate as appropriate under applicable law) for payments and other distributions to holders of the Securities who are or appear to be United States persons (as defined in Section 7701(a)(30) of the Code), in respect of payments or distributions treated as dividends or interest, unless the Company receives a properly completed Form W-9 or other applicable form, certificate or document prescribed by the Internal Revenue Service prior to a given payment or distribution, certifying as to such holder's entitlement to an exemption from any such withholding requirements.

           (c) The Company will for federal income tax purposes withhold from payments or other distributions to holders of Securities who are not or appear not to be United States persons 30% (or such other rate as generally appropriate under applicable law) in respect of payments or other distributions treated as dividends or interest, unless the holder provides the Company with Form W-8, Form 4224, Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service (which has not expired or become obsolete without the furnishing of an appropriate current replacement) properly completed and certifying as to such holder's entitlement under an applicable income tax treaty, to an exemption from any such withholding requirements or to a reduced note of withholding.

           (d) Neither Section 5.7(b) nor Section 5.7(c) hereof shall require the Company to apply an exemption or reduced rate of withholding during any period when it shall have received notice or has knowledge that the residence or other information previously provided on any applicable form, certificate or document is incorrect and no corrected form, certificate or document as applicable has been provided to the Company.


                                   ARTICLE VI

                                      FEES
                                      ----

          Section 6.1. Delay Fees. If the Closing shall not actually occur on
                       ----------
any date on which the Closing is scheduled to occur, and the Company shall have failed to notify the Purchasers prior to 1:00 P.M., New York time, on the date of such scheduled Closing that such Closing has been postponed, the Company shall pay to the Purchasers (as compensation for the Purchasers' loss of funds and administrative costs) an amount of immediately available funds equal to interest on the purchase price for the Securities to have been purchased by the Purchasers on such scheduled date at such Closing at the rate per annum on the Securities which the Purchasers have agreed to purchase as if the Securities had been issued on the scheduled date of Closing, for each day from and including such scheduled date of Closing to but not including the earlier of the date on which such Closing actually occurs or the date on which the amount to be paid by the Purchasers as said purchase price is available to the Purchasers for reinvestment, but in any case not less than one day's interest; provided,
                                                                ---------
however, that the Company shall not owe any Purchaser anything under this
-------
Section 6.1 if the Company has fulfilled all of its obligation under this Agreement and such Purchaser is not willing or able to fulfill its obligations on the scheduled date of Closing.

         Section 6.2. Commitment Fee.  The Company shall pay to each Purchaser
                      --------------
a commitment fee of up to 5% of the liquidation value of the shares of Preferred Stock purchased, of which 2.5% shall be paid upon execution of this Agreement and, provided Preferred Stock with an aggregate liquidation value of $32 million is issued, the remaining 2.5% shall be paid upon the closing of the Amoco Acquisition (as defined in the Memorandum). In the event the Amoco Acquisition is consummated without the issuance of any shares of Preferred Stock, the Company shall in any event pay the remaining 2.5% commitment fee upon the closing of the Amoco Acquisition.

                                  ARTICLE VII

                                   INDEMNITY
                                   ---------
         Section 7.1. Indemnity.
                      ---------

     (a) Indemnification by the Company.  The Company agrees and covenants to
         ------------------------------
hold harmless and indemnify each Purchaser and each person, if any, who controls each Purchaser within the meaning of Section 20 of the Exchange Act from and against any losses, claims, damages, liabilities and expenses (including expenses of investigation) to which such Purchaser or such controlling person may become subject (i) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Information and any amendments or supplements thereto or any documents filed with the Commission or any State Commission or arising out of or based upon the omission or alleged omission to state in the Information a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arising out of, based upon or in any way related or attributed to claims, actions or proceedings relating to this Agreement or the subject matter of this Agreement or (iii) arising in any manner out of or in connection with any Person being a Purchaser of the Securities and relating to any action taken or omitted to be taken by the Company provided, however, that the Company shall not be
                           --------  -------
liable under this paragraph (a) for any amount paid in settlement of claims without its written consent, which consent shall not be unreasonably withheld, or to the extent that it is finally judicially determined that such losses, claims, damages or liabilities arose primarily out of the gross negligence, willful misconduct or bad faith of such Purchaser. The Company further agrees to reimburse each Purchaser for any reasonable legal and other expenses as they are incurred by it in connection with investigating, preparing to defend or defending any lawsuits, claims or other proceedings or investigations arising in any manner out of or in connection with such Person being a Purchaser; provided
                                                                       --------
that if the Company reimburses any Purchaser hereunder for any expenses incurred in connection with a lawsuit, claim or other proceeding for which indemnification is sought, such Purchaser hereby agrees to refund such reimbursement of expenses to the extent it is finally judicially determined that the losses, claims, damages or liabilities arising out of or in connection with such lawsuit, claim or other proceedings arose primarily out of the gross negligence, willful misconduct or bad faith of such Purchaser or from a violation by such Purchaser of legal requirements applicable to such Purchaser solely because of its character as a particular type of regulated institution. The Company further agrees that the indemnification, contribution and reimbursement commitments set forth in this Article VII shall apply whether or not any Purchaser is a formal party to any such lawsuits, claims or other proceedings. Notwithstanding the foregoing, the Company shall not be liable to a party seeking indemnification under the foregoing provisions of this paragraph (a) to the extent that any such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission made in any of the documents referred to in this paragraph (a) in reliance upon and in conformity with the information relating to the party seeking indemnification furnished in writing by such party for inclusion therein. The indemnity, contribution and expense reimbursement obligations of the Company under this Article VII shall be in addition to any liability the Company may otherwise have.

          (b) Procedure. If any Person shall be entitled to indemnity hereunder
              ---------
(the "Indemnified Parties"), such Indemnified Party shall give prompt notice confirmed in writing to the party or parties from which such indemnity is sought (the "Indemnifying Parties") of the commencement of any proceeding (a "Proceeding") with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure so to
                                 --------  -------
notify the Indemnifying Parties shall not relieve the Indemnifying Parties from, any obligation or liability except to the extent that the Indemnifying Parties have been prejudiced materially by such failure. The Indemnifying Parties shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such Proceeding, to assume, at the Indemnifying Parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party or Parties (if more than one such
--------  -------
Indemnified Party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Parties agree to pay such fees and expenses; or (2) the Indemnifying Parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such Indemnified Party or parties; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party or parties and the Indemnifying Party or an Affiliate of the Indemnifying Party and such Indemnified Parties, and the Indemnifying Parties shall have been advised in writing by counsel that there may be one or more material defenses available to such Indemnified Party or parties that are different from or additional to those available to the Indemnifying Parties, in which case, if such Indemnified Party or parties notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Parties, it being understood, however, that, unless there exists a conflict among Indemnified Parties, the Indemnifying Parties shall not in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction., arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than, one separate firm. of attorneys (together with appropriate local counsel, if any) at any time for such Indemnified Party or parties, or for fees and expenses that are not reasonable. No Indemnified Party or parties will settle any Proceedings without the written consent of the Indemnifying Party or parties (but such consent will not be unreasonably withheld).

         Section 7.2. Contribution If for any reason the indemnification
                      ------------
provided for in Section 7.1 of this Agreement is unavailable to an Indemnified Party, or insufficient to hold it harmless, in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other, but also the relative fault of the Indemnifying and Indemnified Parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying and Indemnified Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying or Indemnified Parties and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable legal or other fees or expenses incurred by such party in connection with investigating or defending any such claim.

         The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to the immediately preceding paragraph were determined by any method of allocation which does not take into account the equitable considerations referred to in such paragraph. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person.

         Section 7.3. Registration Rights Agreement.  Notwithstanding anything
                       ------------------------------
to the contrary in this Article VII, the indemnification and contribution provisions of the Preferred Stock Registration Rights Agreement and the Common Stock Registration Rights Agreement shall govern any claim with respect thereto.

                                  ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

          Section 8.1. Home Office Payment.  Subject to the Provisions of the
                       -------------------
Basic Documents, the Company agrees that, so long as any original Purchaser hereunder shall own Securities purchased by it hereunder, the Company will make any payments to such Purchaser of principal, premium or interest due on any Security not represented by a Global Certificate (and any liquidated damages payments relating thereto pursuant to the Preferred Stock Registration Rights Agreement) by wire transfer in Immediately available funds by 2:00 P.M., local time at the location in the United States of the Purchaser's account, on the date of payment to such account as shall have been specified by separate Written notice to the Company by such Purchaser (providing sufficient information with such wire transfer to identify the source and application of the funds and requesting the bank to send a credit advice thereof to such Purchaser), or to such other account or in such other similar manner as such Purchaser may designate to the Company, in writing.

          Section 8.2. Survival of Provisions. The representations, warranties
                       -----------------------
and covenants of the Company and the Purchasers made herein, the indemnity and contribution agreements contained herein and each of the provisions of Articles V, VII and VIII shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Company, the Purchasers or any Indemnified Party, (b) acceptance of any of the Securities and payment therefor or (c) disposition of the Securities by any Purchaser whether by redemption, exchange, sale or otherwise. The respective agreements, covenants, indemnities and other statements set forth in Article VII and Section 8.7 shall remain in full force and effect regardless of any termination or cancellation of this Agreement.

          Section 8.3. Termination.  This Agreement may be terminated (as to the
                       -----------
party electing to so terminate it) an any time prior to the Time of Purchase:

          (a) by the Company if any of the conditions specified in Section 4.2 of this Agreement have not been met or waived by the Company pursuant to the terms of this Agreement;

          (b) by the Purchasers if any of the conditions specified in Section
     4.1 of this Agreement have not been met or waived pursuant to the terms of this Agreement.

          Section 8.4. No Waiver; Modifications in Writing. (a) No failure or
                       -----------------------------------
delay on the part of the Company or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative
                                                                         -
and are not exclusive of any remedies that may be available to the Company or the Purchasers at law or in equity or otherwise. No waiver of or consent to any departure by the Company from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of a majority of the Purchasers. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

           (b) Except pursuant to Article VI hereof, the Company has not paid or shall not pay, or has not caused or shall not cause to be paid, directly or indirectly, any remuneration, whether by way of interest, fee or otherwise, to any holder of any Securities as consideration for or as an inducement to the purchase by any holder of the Securities.

          Section 8.5. [Reserved.]

          Section 8.6. Communications.  Unless otherwise provided herein, any
                       --------------
notice or other communications herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by mail and shall be deemed to have been given when delivered in person upon receipt of telecopy or telex against receipt of answer back or four Business Days after depositing it in the mail registered or certified, with postage prepaid and properly addressed; provided, however, that notices shall not be effective
                    --------  -------
 until received. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 8.6) shall be set forth under each party's name on the signature pages hereto-

           Section 8.7. Costs, Expenses and Taxes.  The Company agrees to pay
                        -------------------------
all costs and expenses in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and each of the other Basic Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith, and, except as limited by Article VII, all costs and expenses (including, without limitation, reasonable attorneys fees and expenses of Company counsel), if any, in connection with the enforcement of this Agreement, the Securities, the Additional Warrants or the Additional' Warrant Shares or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. in addition, the Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or any other Basic Document or the issuance of the Securities, the Additional Warrants or the Additional Warrant Shares, and shall save and hold the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

          Section 8.8. Determinations.  All determinations to be made by the
                       --------------
Company or any Purchaser hereunder in its opinion or judgment or with its approval or otherwise shall be made by it in its sole discretion.

          Section 8.9. Execution in Counterparts.  This Agreement may be
                       -------------------------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when. so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          Section 8.10. Binding Effect; Assignment.  The rights and obligations
                        --------------------------
of any Purchaser under this Agreement may not be assigned to any other Person except with the prior consent of the Company. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and the Purchasers, and their successors and assigns.

          Section 8.11. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A
                        --------------
CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCPLES OF CONFLICTS OF LAW.

          Section 8.12. Severability of Provisions..  Any provision of this
                        ---------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceabiIity without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 8.13. Headings.  The Article and Section headings and Table of
                       --------
Contents used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                  GOTHIC ENERGY CORPORATION


                                  By: /s/ Michael Paulk
                                     ------------------
                                  Name:   Michael Paulk
                                  Title. President

                                  Notice Address:

                                         5727 South Lewis Avenue, Suite 700
                                         Tulsa, Oklahoma 74105
                                         Attention: Michael Paulk

                                  Telephone:  (918) 749-5666
                                  Telecopy:  (918) 749-5882

                                  PURCHASER:
                                  By:
                                     -------------------------
                                  Name:
                                       -----------------------
                                  Title:
                                        ----------------------

                                         Liquidation Value of
                                           Preferred Stock:
                                                           ------------------

                                         Number of Common Stock
                                         Warrants:
                                                  ---------------------------
Notice Address:

Telephone:
Telecopy: